AINA DUMLAO AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (“Amendment”) is made this 8th day of March, 2011, between SupportSave Solutions, Inc., a Nevada corporation, (the “Company”) and Aina Dumlao (“Employee”).

WHEREAS, the Company and Employee previously entered into an Employment Agreement on November 1st, 2010 (the “Employment Agreement”);

WHEREAS, the Company and Employee desire to amend certain provisions of the Employment Agreement;

NOW THEREFORE, in consideration of the promises and mutual covenants set forth herein, the parties hereto hereby agree to amend the Employment Agreement as follows:

A.    Paragraph 2.01(a)(ii) of the Employment Agreement is deleted and now reads as follows:

Serve as Chief Executive Officer and Treasurer of the Company, reporting directly to the Company’s Board of Directors (the “Board”); and

B.     In all other respects, the remaining terms, covenants, conditions and provisions of the Employment Agreement shall continue in full force and effect to the extent provided in the Employment Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

SUPPORTSAVE SOLUTIONS, INC.	EMPLOYEE:

/s/ Chris Johns By: Chris Johns Its: President	/s/ Aina Dumalo Aina Dumlao